TIAA-CREF MONEY MARKET FUND

(a series of the TIAA-CREF FUNDS)

SUPPLEMENT NO. 1

dated December 10, 2015

to the Statutory Prospectuses dated July 31, 2015

and December 4, 2015

Conversion to government money market fund

As a result of amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, the Board of Trustees (the “Board”) of the TIAA-CREF Funds has approved a proposal for the TIAA-CREF Money Market Fund (the “Fund”) to convert to a “government money market fund,” as defined in the amendments, on or before October 14, 2016. As a government money market fund, the Fund will be required to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities. The Fund’s portfolio securities will continue to be valued at their amortized cost and the Fund will continue to seek to maintain a share value of $1.00 per share. A government money market fund is not required to impose liquidity fees or redemption gates, and the Fund does not currently intend to impose such fees and/or gates.

A15217 (12/15)

TIAA-CREF LIFECYCLE FUNDS
TIAA-CREF LIFECYCLE INDEX FUNDS

(series of TIAA-CREF Funds,
each a “Fund” and together the “Funds”)

SUPPLEMENT NO. 1
dated December 10, 2015
to the Funds’ Statutory Prospectuses (“Prospectuses”) dated
October 1, 2015 and December 4, 2015

Effective as of January 1, 2016, the inflation-linked bond component of each Fund’s composite benchmark has been changed from the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. Therefore, the following description of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index is included in the “Additional information about the Funds’ composite benchmark indices” section of the Prospectuses:

“Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index (Inflation-Protected Assets)

The Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.”

A15244 (12/15)